UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2018

Date of reporting period:	March 1, 2017 — August 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing®

Putnam INVESTMENTS

Putnam Small Cap Value Fund

Semiannual report

8 | 31 | 17

4¢
10
U.S. POSTAGE
3¢

Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PSLAX

Putnam
Small Cap Value
Fund

Semiannual report
8 | 31 | 17

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations.  Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer, industry or sector. These risks are generally greater for small and midsize companies. You can lose money by investing in the fund.

Message from the Trustees

October 10, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped to fuel financial markets in 2017, and global stock and bond markets have generally fared well. At the same time, however, a number of macroeconomic and geopolitical risks around the world could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to recognize and thank Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who recently retired from your fund’s Board of Trustees. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/17. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on pages 13–14.

2 Small Cap Value Fund

Dave has a B.S. from Brown University. He served in the investment industry from 1986 to 2005, and reentered the industry when he joined Putnam in 2017.

In addition to Dave, your fund is managed by Eric N. Harthun, CFA.

David, how was the market environment for small-cap value stocks during the reporting period?

Initially, investors believed that President Trump’s infrastructure spending, tax reform, and deregulation agenda might spur greater economic growth — resulting in meaningful opportunities for smaller companies. However, after a multi-month rally, small-cap value stocks lost momentum during the second calendar quarter of 2017, when optimism about the ability of Congress and the White House to pass pro-growth policies waned. With investors reassessing U.S. growth prospects and risk tolerance, sentiment shifted away from small companies and value stocks in favor of large companies and growth stocks.

After a period of strong performance for growth stocks, investor interest in value stocks resumed in the middle of 2017. The renewed interest, however, was not enough to offset the selling pressure that the asset class experienced earlier in the period. For the six-month reporting period ended August 31, 2017, the Russell 2000 Value Index [the benchmark] returned -2.02% — underperforming small-cap growth stocks and large-cap value and growth stocks.

Small Cap Value Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 8/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Small Cap Value Fund

How did the fund perform?

For the six months ended August 31, 2017, the fund modestly trailed its benchmark and its Lipper peer group average. Investments in the energy sector weighed on relative performance. Sector positioning in technology and capital goods, as well as underweight exposure to utilities, augmented performance results relative to the fund’s benchmark.

What was your investment strategy in this environment?

When the reporting period began, the fund had overweight exposure to the financials and transportation sectors relative to the benchmark. The fund benefited from this positioning through the first calendar quarter of 2017, as business sentiment improved and small-cap value stocks continued to rally.

By April, we had become concerned about stock valuation levels, which we believed were based more on money flows elevating prices than from business fundamentals. Furthermore, with the lack of follow-through on geopolitical initiatives in Washington and an increasing number of corporate revenue estimates being predicated on governmental stimulus, business sentiment became less optimistic.

At this time, investors generally began shifting out of small-company and value stocks into large-company and growth stocks. In our view, the increased volatility provided an opportunity to find attractively valued stocks that may have been oversold. We began restructuring the portfolio — selectively increasing the fund’s exposure to technology, capital goods, and consumer discretionary stocks while trimming holdings in financials and utilities. In late July and August, volatility returned, providing another opportunity for us to find what we viewed as attractively valued small-cap stocks.

As with many value managers, we look for undervalued stocks of good-quality businesses with improving fundamentals and some form of a catalyst to unlock growth potential. However, we also like to think more broadly by considering nontraditional metrics of value, such as asset value, sum of the parts analysis, value of underperforming assets, and deleveraging or restructuring of balance sheets.

When it comes to portfolio construction, we are mindful of sector weightings relative to the benchmark but are less concerned with matching or staying close to the benchmark’s industry weightings.

In an effort to minimize risk in the portfolio in light of mixed economic signals, we increased the number of holdings in the portfolio, invested in a wider range of businesses, and reduced the weighting size of many of the fund’s holdings. By period-end, the most notable shift in the portfolio’s sector positioning was a decrease in the portfolio’s exposure to financials, which dropped from 34% to 21% of total net assets. While banks may or may not post gains, they have not performed as well as the market expected during 2017 because interest rates have not moved up as quickly as many anticipated. Other noteworthy shifts within the fund’s portfolio included increased exposure to industrials and consumer staples as well as decreased exposure to utilities.

Could you discuss some stocks that aided performance results?

Everi Holdings, the casino gaming industry’s single source provider of gaming products and payment solutions, was the fund’s top performer for the period. Everi management’s commitment to product innovation has helped the company expand its market share for both businesses. Given the stock’s strong appreciation, we sold the position from the portfolio.

Small Cap Value Fund 5

Semiconductor stocks performed well during the reporting period, including the fund’s investments in FormFactor. We reduced the size of the position by period-end to lock in gains and limit weighting risk but still retained a position, as the stock’s valuation remains attractive in our view.

We initially invested in Calpine, the largest U.S. generator of electricity from natural gas and geothermal resources, after a decline from historic levels of valuation. Wholesale power markets have struggled in recent years due to cheap natural gas. Despite earnings pressures and a highly leveraged balance sheet, we believed Calpine still offered substantial asset value. In August, the fund’s investments in Calpine rallied when the company agreed to be sold to a consortium of investors.

What holdings detracted most from performance results?

This past spring, we invested in SeaWorld Entertainment, a theme park and entertainment company, which we saw as a turnaround story. However, weather-related pressures led to lower-than-expected revenue during the summer months, and the stock came under selling pressure. We still view SeaWorld as a turnaround situation, but believe that it will take time for management to extend its iconic brands to global audiences, improve business fundamentals, and enhance shareholder value.

When Fulgent Genetics, a leader in clinical diagnostic genetic sequencing, came to market in an initial public offering in September 2016, we believe the company was well positioned in a large and growing market and increasing top-line revenue. However, following an announcement that the company had missed sales targets soon after going public, the stock sold off sharply. Given our diminished conviction about the stock, we sold the position from the portfolio before period-end.

The energy sector was one of the poorest-performing sectors during the reporting period. Industry analysts were expecting oil prices to be closer to $60 a barrel by the summer of 2017, but with existing inventories taking longer to be absorbed, oil prices hovered in the $40 to $50 range — pressuring profits for oil-related companies. Consequently, the fund’s investments in Patterson-UTI Energy, which provides drilling and pressure-pumping services to exploration and production companies, detracted from performance.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Small Cap Value Fund

What is your outlook for small-cap value stocks in the coming months?

With the return of some volatility, we think we are in a good environment for stock picking regardless of the sector focus. Even if a small company is not in a strong-performing sector, changing dynamics, metrics, technology, and rationalization can contribute to greater efficiencies and growth, in our view. Today, we see this potential in the struggling retail and energy sectors. By looking beyond the traditional boundaries of being a value manager, and being more flexible about what constitutes value, we think we can find new sources of investment ideas and build a portfolio of businesses with better growth potential at lower price points.

Thank you, David, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Small Cap Value Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (4/13/99)
Before sales charge	9.57%	69.52%	5.42%	83.31%	12.88%	21.26%	6.64%	13.97%	–2.20%
After sales charge	9.22	59.77	4.80	72.77	11.56	14.29	4.55	7.42	–7.83
Class B (5/3/99)
Before CDSC	9.31	62.18	4.95	76.40	12.02	18.53	5.83	13.15	–2.55
After CDSC	9.31	62.18	4.95	74.40	11.77	15.53	4.93	8.15	–7.42
Class C (7/26/99)
Before CDSC	8.76	57.18	4.63	76.43	12.02	18.55	5.84	13.13	–2.55
After CDSC	8.76	57.18	4.63	76.43	12.02	18.55	5.84	12.13	–3.53
Class M (3/29/00)
Before sales charge	9.03	61.26	4.89	78.65	12.31	19.47	6.11	13.39	–2.42
After sales charge	8.82	55.61	4.52	72.40	11.51	15.29	4.86	9.43	–5.83
Class R (3/30/07)
Net asset value	9.30	65.29	5.15	80.86	12.58	20.34	6.37	13.66	–2.30
Class R5 (11/1/13)
Net asset value	9.84	74.34	5.72	86.00	13.22	22.46	6.99	14.32	–2.01
Class R6 (11/1/13)
Net asset value	9.86	74.82	5.74	86.52	13.28	22.78	7.08	14.46	–2.01
Class Y (1/3/01)
Net asset value	9.83	73.82	5.68	85.45	13.15	22.21	6.91	14.21	–2.07

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance

8 Small Cap Value Fund

of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after six years.

Comparative index returns For periods ended 8/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell 2000 Value
Index	9.78%	86.99%	6.46%	80.29%	12.51%	22.73%	7.07%	13.47%	–2.02%
Lipper Small-Cap
Value Funds	10.22	84.15	6.19	70.53	11.12	13.45	4.16	11.51	–2.11
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/17, there were 293, 285, 244, 217, 138, and 51 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 8/31/17

	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
2/28/17	$17.69	$18.77	$14.93	$14.88	$16.12	$16.70	$17.40	$18.39	$18.39	$18.33
8/31/17	17.30	18.36	14.55	14.50	15.73	16.30	17.00	18.02	18.02	17.95

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Small Cap Value Fund 9

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (4/13/99)
Before sales charge	9.86%	79.77%	6.04%	88.88%	13.56%	35.96%	10.78%	20.72%	3.27%
After sales charge	9.51	69.44	5.41	78.02	12.23	28.14	8.62	13.77	–2.67
Class B (5/3/99)
Before CDSC	9.60	71.93	5.57	81.99	12.72	32.97	9.96	19.87	2.94
After CDSC	9.60	71.93	5.57	79.99	12.47	29.97	9.13	14.87	–2.06
Class C (7/26/99)
Before CDSC	9.05	66.75	5.25	81.75	12.69	32.93	9.95	19.80	2.89
After CDSC	9.05	66.75	5.25	81.75	12.69	32.93	9.95	18.80	1.89
Class M (3/29/00)
Before sales charge	9.32	71.05	5.51	84.14	12.99	33.91	10.22	20.06	3.04
After sales charge	9.11	65.07	5.14	77.70	12.19	29.22	8.92	15.85	–0.57
Class R (3/30/07)
Net asset value	9.59	75.38	5.78	86.45	13.27	34.93	10.50	20.38	3.21
Class R5 (11/1/13)
Net asset value	10.14	84.96	6.34	91.74	13.90	37.34	11.16	21.06	3.47
Class R6 (11/1/13)
Net asset value	10.16	85.56	6.38	92.36	13.98	37.68	11.25	21.27	3.53
Class Y (1/3/01)
Net asset value	10.12	84.44	6.31	91.20	13.84	37.02	11.07	21.04	3.43

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

10 Small Cap Value Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 2/28/17	1.42%	2.17%	2.17%	1.92%	1.67%	1.11%	1.01%	1.17%
Annualized expense ratio
for the six-month period
ended 8/31/17	1.18%	1.93%	1.93%	1.68%	1.43%	0.86%	0.76%	0.93%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.24%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 3/1/17 to 8/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$5.88	$9.61	$9.61	$8.37	$7.13	$4.29	$3.79	$4.64
Ending value (after expenses)	$978.00	$974.50	$974.50	$975.80	$977.00	$979.90	$979.90	$979.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Small Cap Value Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/17, use the following calculation method. To find the value of your investment on 3/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$6.01	$9.80	$9.80	$8.54	$7.27	$4.38	$3.87	$4.74
Ending value (after expenses)	$1,019.26	$1,015.48	$1,015.48	$1,016.74	$1,018.00	$1,020.87	$1,021.37	$1,020.52

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Small Cap Value Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data included in, related to, or derived therefrom, assumes

Small Cap Value Fund 13

no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2017, Putnam employees had approximately $501,000,000 and the Trustees had approximately $89,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Small Cap Value Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts

Small Cap Value Fund 15

were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses, reduced to 25 basis points effective September 1, 2016, and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain the 25 basis points expense limitation until at least August 31, 2018 and to maintain the 20 basis points expense limitation until at least June 30, 2018. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about

16 Small Cap Value Fund

revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the

Small Cap Value Fund 17

effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Small-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2016, there were 314, 268 and 238 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

18 Small Cap Value Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Small Cap Value Fund 19

The fund’s portfolio 8/31/17 (Unaudited)

COMMON STOCKS (89.3%)*	Shares	Value
Auto components (1.5%)
Cooper Tire & Rubber Co.	36,500	$1,226,400
Modine Manufacturing Co. †	135,100	2,181,865
Motorcar Parts of America, Inc. †	44,496	1,168,910
Shiloh Industries, Inc. † S	94,118	824,474
Tower International, Inc.	37,920	851,304
		6,252,953
Banks (10.7%)
Berkshire Hills Bancorp, Inc.	60,400	2,041,520
Blue Hills Bancorp, Inc.	57,450	1,074,315
Bridge Bancorp, Inc.	19,852	613,427
Cadence BanCorp † S	19,900	414,716
Camden National Corp.	44,778	1,746,342
Civista Bancshares, Inc. S	20,874	421,864
First Bancorp	40,343	1,248,212
First Busey Corp.	80,600	2,325,310
First Merchants Corp.	76,728	3,013,109
First Midwest Ban Corp., Inc.	99,200	2,091,136
Flushing Financial Corp.	19,731	539,446
Franklin Financial Network, Inc. †	38,594	1,262,024
Fulton Financial Corp.	53,320	930,434
Heartland Financial USA, Inc.	29,029	1,320,820
Hope Bancorp, Inc	55,880	901,903
IBERIABANK Corp.	28,699	2,198,343
Investors Bancorp, Inc.	64,800	848,232
Old National Bancorp	62,262	1,017,984
Pacific Premier Bancorp, Inc. †	47,500	1,681,500
Popular, Inc. (Puerto Rico)	52,220	2,084,100
Preferred Bank	32,900	1,770,020
RBB Bancorp †	19,876	449,198
Southside Bancshares, Inc. S	59,916	1,957,456
Sterling Bancorp S	76,480	1,716,976
TCF Financial Corp.	70,680	1,097,660
Umpqua Holdings Corp.	160,380	2,806,650
United Community Banks, Inc./GA	33,000	861,630
Valley National Bancorp	234,858	2,628,061
Washington Trust Bancorp, Inc.	17,853	914,966
Western Alliance Bancorp †	47,300	2,281,279
		44,258,633
Building products (0.4%)
Advanced Drainage Systems, Inc.	42,500	826,625
Ply Gem Holdings, Inc. †	56,612	880,317
		1,706,942
Capital markets (1.7%)
Artisan Partners Asset Management, Inc. Class A	27,300	838,110
Investment Technology Group, Inc.	53,634	1,077,507
Och-Ziff Capital Management Group, LLC Class A	105,869	302,785
OM Asset Management PLC (United Kingdom)	70,300	993,339
Pzena Investment Management, Inc. Class A	87,727	868,497

20 Small Cap Value Fund

COMMON STOCKS (89.3%)* cont.	Shares	Value
Capital markets cont.
Virtus Investment Partners, Inc. S	10,200	$1,081,200
Waddell & Reed Financial, Inc. Class A S	102,900	1,914,969
		7,076,407
Chemicals (1.5%)
Calgon Carbon Corp.	124,610	1,520,242
Ferro Corp. †	82,000	1,580,140
Orion Engineered Carbons SA (Luxembourg)	46,916	1,008,694
Valvoline, Inc.	109,991	2,341,708
		6,450,784
Commercial services and supplies (1.9%)
CECO Environmental Corp.	329,054	2,458,033
Knoll, Inc.	165,576	2,988,647
RR Donnelley & Sons Co.	71,900	663,637
Steelcase, Inc. Class A	149,150	1,968,780
		8,079,097
Communications equipment (1.4%)
ADTRAN, Inc.	50,600	1,118,260
Finisar Corp. †	42,100	1,016,715
Infinera Corp. †	52,500	444,150
Mitel Networks Corp. (Canada) †	85,500	695,970
NETGEAR, Inc. †	43,600	2,092,800
ViaSat, Inc. † S	8,300	527,963
		5,895,858
Construction and engineering (2.2%)
Dycom Industries, Inc. † S	6,543	527,889
IES Holdings, Inc. † S	20,444	337,326
KBR, Inc.	175,040	2,847,901
Layne Christensen Co. †	27,934	300,011
MasTec, Inc. †	80,400	3,280,320
Northwest Pipe, Co. † S	64,643	1,185,553
Sterling Construction Co., Inc. †	62,509	736,356
		9,215,356
Containers and packaging (0.2%)
Greif, Inc. Class A	14,516	877,492
		877,492
Diversified financial services (1.2%)
Capitol Investment Corp IV (Units) †	204,086	2,071,473
Easterly Acquisition Corp. †	73,800	741,690
Silver Run Acquisition Corp. II Class A †	204,223	2,081,032
		4,894,195
Diversified telecommunication services (—%)
IDT Corp. Class B	14,000	205,940
		205,940
Electrical equipment (1.7%)
Atkore International Group, Inc. †	122,500	2,040,850
AZZ, Inc.	21,405	1,046,705
Encore Wire Corp.	29,800	1,278,420
Generac Holdings, Inc. †	64,131	2,589,610
Thermon Group Holdings, Inc. †	6,269	103,564
		7,059,149

Small Cap Value Fund 21

COMMON STOCKS (89.3%)* cont.	Shares	Value
Electronic equipment, instruments, and components (3.1%)
Anixter International, Inc. †	6,900	$509,220
Bel Fuse, Inc. Class B	29,741	758,396
Belden, Inc.	40,635	3,131,739
Celestica, Inc. (Canada) †	228,000	2,619,720
Fabrinet (Thailand) †	40,554	1,575,117
Flex, Ltd. †	116,597	1,897,033
Knowles Corp. †	56,300	825,921
Orbotech, Ltd. (Israel) †	25,252	1,003,514
TTM Technologies, Inc. †	32,900	468,496
		12,789,156
Energy equipment and services (3.0%)
Atwood Oceanics, Inc. † S	66,600	437,562
C&J Energy Services, Inc. †	51,100	1,290,786
CARBO Ceramics, Inc. † S	4,140	27,158
Frank’s International NV (Netherlands)	32,700	205,356
Independence Contract Drilling, Inc. †	17,505	56,366
Keane Group, Inc. † S	114,932	1,488,369
Key Energy Services, Inc. † S	60,400	768,892
McDermott International, Inc. †	136,800	839,952
Mullen Group, Ltd. (Canada)	185,858	2,278,667
Nabors Industries, Ltd.	114,571	750,440
Newpark Resources, Inc. †	61,600	495,880
Patterson-UTI Energy, Inc.	57,100	911,887
ProPetro Holding Corp. † S	72,481	834,256
Unit Corp. †	128,000	2,037,760
		12,423,331
Equity real estate investment trusts (REITs) (6.4%)
Ashford Hospitality Trust, Inc.	95,000	589,950
Clipper Realty, Inc. S	62,900	701,964
FelCor Lodging Trust, Inc.	167,640	1,223,772
New Senior Investment Group, Inc.	141,215	1,303,414
New York REIT, Inc. S	638,968	5,265,096
Outfront Media, Inc.	83,600	1,839,200
RLJ Lodging Trust	260,363	5,254,125
Senior Housing Properties Trust	95,140	1,876,161
STORE Capital Corp.	195,000	4,949,100
Summit Hotel Properties, Inc.	125,100	1,856,484
Xenia Hotels & Resorts, Inc.	75,260	1,502,190
		26,361,456
Food and staples retail (1.5%)
Rite Aid Corp. † S	927,912	2,245,547
Sprouts Farmers Market, Inc. †	203,738	4,062,536
		6,308,083
Food products (4.1%)
AGT Food & Ingredients, Inc. (Canada)	25,920	535,109
Amira Nature Foods, Ltd. (United Arab Emirates) † S	29,501	157,240
Amplify Snack Brands, Inc. †	105,660	761,809
B&G Foods, Inc. S	10,700	326,350
Blue Buffalo Pet Products, Inc. † S	104,580	2,693,981

22 Small Cap Value Fund

COMMON STOCKS (89.3%)* cont.	Shares	Value
Food products cont.
Cal-Maine Foods, Inc. †	22,700	$827,415
Flowers Foods, Inc.	121,240	2,105,939
Hain Celestial Group, Inc. (The) †	139,287	5,602,123
Nomad Foods, Ltd. (United Kingdom) †	111,180	1,669,924
Simply Good Foods Co. (The) †	182,000	2,156,700
		16,836,590
Health-care providers and services (2.4%)
AAC Holdings, Inc. † S	71,061	660,157
AMN Healthcare Services, Inc. † S	50,418	1,883,112
Brookdale Senior Living, Inc. †	130,600	1,584,178
Ensign Group, Inc. (The)	97,701	2,006,779
HealthSouth Corp.	87,497	4,002,988
		10,137,214
Hotels, restaurants, and leisure (2.9%)
Bloomin’ Brands, Inc.	85,520	1,454,695
Brinker International, Inc.	43,060	1,344,333
Caesars Entertainment Corp. † S	154,400	1,791,040
Cheesecake Factory, Inc. (The)	19,100	791,313
Extended Stay America, Inc. (Units)	52,520	1,028,867
ILG, Inc.	68,620	1,811,568
Red Lion Hotels Corp. †	227,679	1,593,753
Red Rock Resorts, Inc. Class A	60,400	1,365,040
SeaWorld Entertainment, Inc.	63,312	821,790
		12,002,399
Household durables (0.6%)
Libbey, Inc.	109,906	897,932
Lifetime Brands, Inc.	32,544	566,266
TRI Pointe Group, Inc. †	72,600	924,924
		2,389,122
Household products (0.6%)
Energizer Holdings, Inc.	51,860	2,289,619
		2,289,619
Independent power and renewable electricity producers (1.0%)
Calpine Corp. † S	283,184	4,162,805
		4,162,805
Insurance (1.5%)
Argo Group International Holdings, Ltd. (Bermuda)	15,100	909,020
Assured Guaranty, Ltd.	70,200	2,986,308
MBIA, Inc. † S	234,341	2,357,470
		6,252,798
Internet and direct marketing retail (0.1%)
Groupon, Inc. † S	57,774	256,517
		256,517
Internet software and services (3.5%)
Autobytel, Inc. †	58,200	422,532
Cision, Ltd. † S	468,998	5,646,736
J2 Global, Inc. S	44,004	3,312,621
Pandora Media, Inc. † S	376,053	3,177,648
Web.com Group, Inc. †	73,712	1,864,914
		14,424,451

Small Cap Value Fund 23

COMMON STOCKS (89.3%)* cont.	Shares	Value
IT Services (1.2%)
Conduent, Inc. †	163,300	$2,696,083
Convergys Corp.	58,100	1,365,350
Travelport Worldwide, Ltd.	50,495	764,494
		4,825,927
Leisure products (0.9%)
Nautilus, Inc. †	103,194	1,687,222
Sturm Ruger & Co., Inc. S	41,800	1,914,440
		3,601,662
Machinery (5.4%)
Briggs & Stratton Corp.	62,200	1,302,468
Commercial Vehicle Group, Inc. †	90,900	539,946
Gardner Denver Holdings, Inc. † S	48,700	1,143,963
Hyster-Yale Materials Handling, Inc.	79,143	5,633,399
ITT, Inc.	21,600	871,776
Kennametal, Inc.	45,060	1,577,100
LB Foster Co. Class A S	51,091	975,838
Meritor, Inc. †	59,867	1,188,959
Milacron Holdings Corp. †	85,775	1,368,111
Miller Industries, Inc.	50,900	1,277,590
Navistar International Corp. † S	27,660	944,866
Supreme Industries, Inc. Class A	78,027	1,633,885
Titan International, Inc.	14,500	124,410
TriMas Corp. †	90,974	2,201,571
Trinity Industries, Inc.	57,300	1,652,532
		22,436,414
Marine (0.9%)
Costamare, Inc. (Monaco) S	283,480	1,777,420
Matson, Inc.	59,336	1,530,869
Safe Bulkers, Inc. (Greece) † S	115,200	373,248
		3,681,537
Media (1.7%)
Central European Media Enterprises, Ltd. Class A (Czech Republic) † S	304,555	1,263,903
Entravision Communications Corp. Class A	155,447	862,731
Live Nation Entertainment, Inc. †	39,540	1,580,018
Meredith Corp.	3,700	201,095
Time, Inc.	233,639	3,072,353
		6,980,100
Metals and mining (2.4%)
AK Steel Holding Corp. † S	285,400	1,598,240
Ampco-Pittsburgh Corp.	44,213	680,880
Carpenter Technology Corp.	75,199	3,047,815
Ferroglobe Representation & Warranty Insurance Trust †	270,395	—
Major Drilling Group International, Inc. (Canada) †	594,089	3,696,554
Olympic Steel, Inc.	62,300	1,136,975
		10,160,464
Mortgage real estate investment trusts (REITs) (0.6%)
Redwood Trust, Inc.	155,860	2,599,745
		2,599,745

24 Small Cap Value Fund

COMMON STOCKS (89.3%)* cont.	Shares	Value
Oil, gas, and consumable fuels (3.9%)
Bonanza Creek Energy, Inc. † S	35,800	$930,442
Callon Petroleum Co. † S	236,204	2,447,073
Chaparral Energy, Inc. †	112,725	2,243,228
Energen Corp. †	82,640	4,237,779
Gener8 Maritime, Inc. † S	293,168	1,319,256
Overseas Shipholding Group, Inc. Class A †	422,699	955,300
Southwestern Energy Co. †	77,800	424,010
Vermilion Energy, Inc. (Canada)	26,004	847,538
WPX Energy, Inc. †	274,260	2,739,857
		16,144,483
Paper and forest products (0.3%)
PH Glatfelter Co.	75,100	1,300,732
		1,300,732
Personal products (0.6%)
Edgewell Personal Care Co. †	31,120	2,363,253
		2,363,253
Pharmaceuticals (0.5%)
Mallinckrodt PLC †	32,900	1,351,532
Sucampo Pharmaceuticals, Inc. Class A † S	63,400	744,950
		2,096,482
Professional services (0.9%)
Heidrick & Struggles International, Inc.	39,200	715,400
ICF International, Inc. †	35,300	1,696,165
Navigant Consulting, Inc. †	98,100	1,503,873
		3,915,438
Real estate management and development (1.2%)
Five Point Holdings, LLC Class A †	28,753	406,855
Kennedy-Wilson Holdings, Inc. S	230,371	4,446,160
		4,853,015
Road and rail (1.0%)
Schneider National, Inc. Class B S	180,140	4,008,115
		4,008,115
Semiconductors and semiconductor equipment (2.5%)
FormFactor, Inc. †	111,969	1,690,732
Kulicke & Soffa Industries, Inc. (Singapore) †	17,400	331,122
MaxLinear, Inc. Class A †	84,700	1,829,520
Rambus, Inc. †	150,680	1,954,320
Silicon Motion Technology Corp. ADR (Taiwan) S	56,700	2,586,087
Xperi Corp.	75,119	2,046,993
		10,438,774
Software (0.4%)
BancTec, Inc. 144A CVR F	160,833	—
Zynga, Inc. Class A †	426,814	1,600,553
		1,600,553
Specialty retail (3.6%)
American Eagle Outfitters, Inc.	98,100	1,172,295
Barnes & Noble, Inc.	93,600	725,400
Bed Bath & Beyond, Inc.	27,310	753,483
Buckle, Inc. (The) S	67,800	959,370

Small Cap Value Fund 25

COMMON STOCKS (89.3%)* cont.	Shares	Value
Specialty retail cont.
DSW, Inc. Class A S	32,834	$608,414
Genesco, Inc. †	43,576	921,632
J. Jill, Inc. †	91,500	888,465
Michaels Cos., Inc. (The) †	62,500	1,403,125
Party City Holdco, Inc. † S	290,204	4,048,346
Rent-A-Center, Inc./TX S	122,194	1,478,547
Sally Beauty Holdings, Inc. † S	37,728	701,364
Zumiez, Inc. † S	115,717	1,440,677
		15,101,118
Technology hardware, storage, and peripherals (0.7%)
NCR Corp. †	46,069	1,682,901
Super Micro Computer, Inc. † S	46,997	1,251,295
		2,934,196
Textiles, apparel, and luxury goods (0.6%)
Lakeland Industries, Inc. †	36,106	509,095
Perry Ellis International, Inc. †	83,252	1,817,391
		2,326,486
Thrifts and mortgage finance (3.6%)
Astoria Financial Corp.	39,100	765,969
Beneficial Bancorp, Inc.	92,041	1,376,013
Clifton Bancorp, Inc.	44,550	701,663
NMI Holdings, Inc. Class A †	137,078	1,487,296
PCSB Financial Corp. † S	116,675	1,974,141
Provident Financial Services, Inc.	47,746	1,186,488
Radian Group, Inc.	302,587	5,295,273
Washington Federal, Inc.	16,700	521,875
WSFS Financial Corp.	37,199	1,662,795
		14,971,513
Trading companies and distributors (1.3%)
BMC Stock Holdings, Inc. †	33,339	676,782
Hardwoods Distribution, Inc. (Canada)	48,175	774,272
Herc Holdings, Inc. †	57,094	2,410,509
Textainer Group Holdings, Ltd. † S	93,862	1,666,046
		5,527,609
Total common stocks (cost $355,393,298)		$370,473,963

INVESTMENT COMPANIES (2.1%)*	Shares	Value
Fifth Street Finance Corp.	296,261	$1,599,809
Golub Capital BDC, Inc.	48,140	894,923
Solar Capital, Ltd.	65,467	1,399,030
TCP Capital Corp.	112,966	1,868,458
TPG Specialty Lending, Inc.	49,300	1,022,975
TriplePoint Venture Growth BDC Corp.	148,874	1,983,002
Total investment companies (cost $8,479,610)		$8,768,197

26 Small Cap Value Fund

SHORT-TERM INVESTMENTS (21.5%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 1.28% [d]	55,344,825	$55,344,825
Putnam Short Term Investment Fund 1.15% L	34,023,621	34,023,621
Total short-term investments (cost $89,368,446)		$89,368,446

TOTAL INVESTMENTS
Total investments (cost $453,241,354)	$468,610,606

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
CVR	Contingent Value Rights

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2017 through August 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $414,816,115.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Small Cap Value Fund 27

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$48,910,357	$—	$—
Consumer staples	27,797,545	—	—
Energy	28,567,814	—	—
Financials	80,053,291	—	—
Health care	12,233,696	—	—
Industrials	65,629,657	—	—
Information technology	52,908,915	—	—**
Materials	18,789,472	—	—
Real estate	31,214,471	—	—
Telecommunication services	205,940	—	—
Utilities	4,162,805	—	—
Total common stocks	370,473,963	—	—

Investment companies	8,768,197	—	—
Short-term investments	34,023,621	55,344,825	—
Totals by level	$413,265,781	$55,344,825	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

** Value of Level 3 security is $—.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

28 Small Cap Value Fund

Statement of assets and liabilities 8/31/17 (Unaudited)

ASSETS
Investment in securities, at value, including $53,565,246 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $363,872,908)	$379,242,160
Affiliated issuers (identified cost $89,368,446) (Notes 1 and 5)	89,368,446
Dividends, interest and other receivables	452,337
Receivable for shares of the fund sold	510,883
Receivable for investments sold	23,885,666
Prepaid assets	68,318
Total assets	493,527,810

LIABILITIES
Payable for investments purchased	19,683,301
Payable for shares of the fund repurchased	3,060,031
Payable for compensation of Manager (Note 2)	227,340
Payable for custodian fees (Note 2)	13,104
Payable for investor servicing fees (Note 2)	63,527
Payable for Trustee compensation and expenses (Note 2)	130,593
Payable for administrative services (Note 2)	2,010
Payable for distribution fees (Note 2)	93,297
Collateral on securities loaned, at value (Note 1)	55,344,825
Other accrued expenses	93,667
Total liabilities	78,711,695

Net assets	$414,816,115

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$314,088,308
Undistributed net investment income (Note 1)	994,921
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	84,363,627
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	15,369,259
Total — Representing net assets applicable to capital shares outstanding	$414,816,115

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($164,164,397 divided by 9,490,628 shares)	$17.30
Offering price per class A share (100/94.25 of $17.30)*	$18.36
Net asset value and offering price per class B share ($2,789,152 divided by 191,693 shares)**	$14.55
Net asset value and offering price per class C share ($19,386,977 divided by 1,336,845 shares)**	$14.50
Net asset value and redemption price per class M share ($1,438,150 divided by 91,442 shares)	$15.73
Offering price per class M share (100/96.50 of $15.73)*	$16.30
Net asset value, offering price and redemption price per class R share
($825,558 divided by 48,575 shares)	$17.00
Net asset value, offering price and redemption price per class R5 share
($545,161 divided by 30,255 shares)	$18.02
Net asset value, offering price and redemption price per class R6 share
($51,652,333 divided by 2,865,920 shares)	$18.02
Net asset value, offering price and redemption price per class Y share
($174,014,387 divided by 9,694,153 shares)	$17.95

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund 29

Statement of operations Six months ended 8/31/17 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $22,861)	$3,127,403
Interest (including interest income of $165,054 from investments in affiliated issuers) (Note 5)	165,148
Securities lending (net of expenses) (Notes 1 and 5)	126,999
Total investment income	3,419,550

EXPENSES
Compensation of Manager (Note 2)	1,478,433
Investor servicing fees (Note 2)	469,649
Custodian fees (Note 2)	16,429
Trustee compensation and expenses (Note 2)	16,761
Distribution fees (Note 2)	353,548
Administrative services (Note 2)	6,371
Other	171,280
Total expenses	2,512,471
Expense reduction (Note 2)	(87,842)
Net expenses	2,424,629

Net investment income	994,921

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	71,370,384
Net realized loss on foreign currency transactions (Note 1)	(997)
Net unrealized depreciation of securities in unaffiliated issuers during the period	(81,670,129)
Net unrealized appreciation of assets and liabilities in foreign currencies during the period	7
Net loss on investments	(10,300,735)

Net decrease in net assets resulting from operations	$(9,305,814)

The accompanying notes are an integral part of these financial statements.

30 Small Cap Value Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 8/31/17*	Year ended 2/28/17
Operations
Net investment income	$994,921	$2,454,721
Net realized gain on investments
and foreign currency transactions	71,369,387	23,148,318
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(81,670,122)	102,886,041
Net increase (decrease) in net assets resulting
from operations	(9,305,814)	128,489,080
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(1,193,020)
Class B	—	(7,267)
Class C	—	(53,673)
Class M	—	(4,907)
Class R	—	(5,257)
Class R5	—	(4,383)
Class R6	—	(508,691)
Class Y	—	(1,629,123)
Increase (decrease) from capital share transactions (Note 4)	(60,023,586)	27,790,693
Total increase (decrease) in net assets	(69,329,400)	152,873,452

NET ASSETS
Beginning of period	484,145,515	331,272,063
End of period (including undistributed net investment
income of $994,921 and distributions in excess of net
investment income of $— respectively)	$414,816,115	$484,145,515

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund 31

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio	investment
	value,	investment	and unrealized	Total from	From	net realized	From			Net asset	Total return	Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	net investment	gain	return	Total	Redemption	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	on investments	operations	income	on investments	of capital	distributions	fees	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
August 31, 2017**	$17.69	.03	(.42)	(.39)	—	—	—	—	—	$17.30	(2.20)*	$164,164	.60*	.15*	220*
February 28, 2017	12.82	.08	4.91	4.99	(.12)	—	—	(.12)	—	17.69	38.90	187,839	1.18[d]	.53[d]	63
February 29, 2016	15.34	.10	(1.87)	(1.77)	(.13)	(.58)	(.04)	(.75)	—	12.82	(12.04)	142,656	1.15	.70	62
February 28, 2015	15.45	.09	.42	.51	(.12)	(.50)	—	(.62)	—	15.34	3.40	172,363	1.18	.60	54
February 28, 2014	12.05	.05	3.51	3.56	(.10)	(.06)	—	(.16)	—[e]	15.45	29.58	171,473	1.21	.33	68
February 28, 2013	10.54	.08	1.44	1.52	(.01)	—	—	(.01)	—[e]	12.05	14.40	133,547	1.28	.71	64
Class B
August 31, 2017**	$14.93	(.03)	(.35)	(.38)	—	—	—	—	—	$14.55	(2.55)*	$2,789	.97*	(.22)*	220*
February 28, 2017	10.86	(.03)	4.14	4.11	(.04)	—	—	(.04)	—	14.93	37.80	3,424	1.93[d]	(.25)[d]	63
February 29, 2016	13.10	—[e]	(1.59)	(1.59)	(.05)	(.58)	(.02)	(.65)	—	10.86	(12.68)	2,398	1.90	(.03)	62
February 28, 2015	13.28	(.02)	.35	.33	(.01)	(.50)	—	(.51)	—	13.10	2.60	3,398	1.93	(.16)	54
February 28, 2014	10.39	(.05)	3.01	2.96	(.01)	(.06)	—	(.07)	—[e]	13.28	28.55	4,215	1.96	(.41)	68
February 28, 2013	9.15	—[e]	1.24	1.24	—	—	—	—	—[e]	10.39	13.55	3,764	2.03	(.04)	64
Class C
August 31, 2017**	$14.88	(.03)	(.35)	(.38)	—	—	—	—	—	$14.50	(2.55)*	$19,387	.97*	(.23)*	220*
February 28, 2017	10.82	(.03)	4.13	4.10	(.04)	—	—	(.04)	—	14.88	37.88	22,025	1.93[d]	(.23)[d]	63
February 29, 2016	13.09	(.01)	(1.60)	(1.61)	(.06)	(.58)	(.02)	(.66)	—	10.82	(12.78)	15,527	1.90	(.05)	62
February 28, 2015	13.29	(.02)	.36	.34	(.04)	(.50)	—	(.54)	—	13.09	2.68	17,701	1.93	(.15)	54
February 28, 2014	10.41	(.05)	3.02	2.97	(.03)	(.06)	—	(.09)	—[e]	13.29	28.58	14,732	1.96	(.43)	68
February 28, 2013	9.17	—[e]	1.24	1.24	—	—	—	—	—[e]	10.41	13.52	9,244	2.03	(.05)	64
Class M
August 31, 2017**	$16.12	(.02)	(.37)	(.39)	—	—	—	—	—	$15.73	(2.42)*	$1,438	.85*	(.10)*	220*
February 28, 2017	11.70	—[e]	4.48	4.48	(.06)	—	—	(.06)	—	16.12	38.26	1,482	1.68[d]	.03[d]	63
February 29, 2016	14.06	.03	(1.72)	(1.69)	(.07)	(.58)	(.02)	(.67)	—	11.70	(12.51)	1,097	1.65	.21	62
February 28, 2015	14.22	.01	.38	.39	(.05)	(.50)	—	(.55)	—	14.06	2.85	1,524	1.68	.10	54
February 28, 2014	11.11	(.02)	3.22	3.20	(.03)	(.06)	—	(.09)	—[e]	14.22	28.87	1,460	1.71	(.16)	68
February 28, 2013	9.76	.02	1.33	1.35	—	—	—	—	—[e]	11.11	13.83	1,294	1.78	.22	64
Class R
August 31, 2017**	$17.40	—[e]	(.40)	(.40)	—	—	—	—	—	$17.00	(2.30)*	$826	.72*	.02*	220*
February 28, 2017	12.62	.04	4.82	4.86	(.08)	—	—	(.08)	—	17.40	38.55	977	1.43[d]	.29[d]	63
February 29, 2016	15.12	.06	(1.85)	(1.79)	(.10)	(.58)	(.03)	(.71)	—	12.62	(12.28)	743	1.40	.39	62
February 28, 2015	15.25	.05	.41	.46	(.09)	(.50)	—	(.59)	—	15.12	3.14	772	1.43	.35	54
February 28, 2014	11.91	.01	3.46	3.47	(.07)	(.06)	—	(.13)	—[e]	15.25	29.20	567	1.46	.07	68
February 28, 2013	10.44	.05	1.42	1.47	—	—	—	—	—[e]	11.91	14.08	381	1.53	.47	64

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32 Small Cap Value Fund	Small Cap Value Fund 33

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio	investment
	value,	investment	and unrealized	Total from	From	net realized	From			Net asset	Total return	Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	net investment	gain	return	Total	Redemption	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	on investments	operations	income	on investments	of capital	distributions	fees	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class R5
August 31, 2017**	$18.39	.06	(.43)	(.37)	—	—	—	—	—	$18.02	(2.01)*	$545	.44*	.31*	220*
February 28, 2017	13.32	.13	5.11	5.24	(.17)	—	—	(.17)	—	18.39	39.36	469	.87[d]	.80[d]	63
February 29, 2016	15.90	.15	(1.94)	(1.79)	(.16)	(.58)	(.05)	(.79)	—	13.32	(11.73)	14.86		.96	62
February 28, 2015	15.98	.15	.43	.58	(.16)	(.50)	—	(.66)	—	15.90	3.76	12.88		.90	54
February 28, 2014†	14.98	.03	1.13	1.16	(.10)	(.06)	—	(.16)	—	15.98	7.78*	11	.29*	.22*	68
Class R6
August 31, 2017**	$18.39	.07	(.44)	(.37)	—	—	—	—	—	$18.02	(2.01)*	$51,652	.39*	.36*	220*
February 28, 2017	13.31	.14	5.12	5.26	(.18)	—	—	(.18)	—	18.39	39.54	56,106	.77[d]	.85[d]	63
February 29, 2016	15.90	.15	(1.94)	(1.79)	(.17)	(.58)	(.05)	(.80)	—	13.31	(11.71)	21,860.76		.97	62
February 28, 2015	15.99	.16	.43	.59	(.18)	(.50)	—	(.68)	—	15.90	3.81	13,129.78		1.00	54
February 28, 2014†	14.98	.01	1.16	1.17	(.10)	(.06)	—	(.16)	—	15.99	7.87*	14,260	.25*	.08*	68
Class Y
August 31, 2017**	$18.33	.05	(.43)	(.38)	—	—	—	—	—	$17.95	(2.07)*	$174,014	.47*	.28*	220*
February 28, 2017	13.27	.12	5.09	5.21	(.15)	—	—	(.15)	—	18.33	39.30	211,823	.93[d]	.76[d]	63
February 29, 2016	15.86	.14	(1.94)	(1.80)	(.16)	(.58)	(.05)	(.79)	—	13.27	(11.86)	146,979.90		.94	62
February 28, 2015	15.95	.14	.43	.57	(.16)	(.50)	—	(.66)	—	15.86	3.68	148,321.93		.86	54
February 28, 2014	12.44	.08	3.62	3.70	(.13)	(.06)	—	(.19)	—[e]	15.95	29.82	96,735.96		.51	68
February 28, 2013	10.88	.10	1.50	1.60	(.04)	—	—	(.04)	—[e]	12.44	14.70	20,091	1.03	.94	64

* Not annualized.

** Unaudited.

† For the period November 1, 2013 (commencement of operations) to February 28, 2014.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

34 Small Cap Value Fund	Small Cap Value Fund 35

Notes to financial statements 8/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2017 through August 31, 2017.

Putnam Small Cap Value Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Under normal circumstances, the fund invests at least 80% of its net assets in companies of a size similar to those in the Russell 2000 Value Index. This policy may be changed only after 60 days’ notice to shareholders. As of April 30, 2017, the index was composed of companies having market capitalizations of between approximately $28.8 million and $12.5 billion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately six years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

36 Small Cap Value Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from

Small Cap Value Fund 37

foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $55,344,825 and the value of securities loaned amounted to $54,348,343. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains

38 Small Cap Value Fund

or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but more closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $453,894,386, resulting in gross unrealized appreciation and depreciation of $25,035,199 and $10,318,979, respectively, or net unrealized appreciation of $14,716,220.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.315% of the fund’s average net assets.

Putnam Management has contractually agreed, through June 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Small Cap Value Fund 39

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$194,955	Class R5	377
Class B	3,484	Class R6	13,544
Class C	23,174	Class Y	231,473
Class M	1,650	Total	$469,649
Class R	992

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $337 under the expense offset arrangements and by $87,505 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $352, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

40 Small Cap Value Fund

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$223,303
Class B	1.00%	1.00%	15,981
Class C	1.00%	1.00%	106,322
Class M	1.00%	0.75%	5,675
Class R	1.00%	0.50%	2,267
Total			$353,548

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $15,884 and no monies from the sale of class A and class M shares, respectively, and received $1,717 and $225 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$950,633,997	$1,018,152,158
U.S. government securities (Long-term)	—	—
Total	$950,633,997	$1,018,152,158

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 8/31/17		YEAR ENDED 2/28/17
Class A	Shares	Amount	Shares	Amount
Shares sold	672,952	$11,835,697	2,112,043	$34,192,258
Shares issued in connection with
reinvestment of distributions	—	—	65,716	1,141,486
	672,952	11,835,697	2,177,759	35,333,744
Shares repurchased	(1,802,799)	(31,723,101)	(2,688,551)	(41,789,392)
Net decrease	(1,129,847)	$(19,887,404)	(510,792)	$(6,455,648)

	SIX MONTHS ENDED 8/31/17		YEAR ENDED 2/28/17
Class B	Shares	Amount	Shares	Amount
Shares sold	12,551	$186,402	77,924	$1,088,340
Shares issued in connection with
reinvestment of distributions	—	—	487	7,159
	12,551	186,402	78,411	1,095,499
Shares repurchased	(50,128)	(741,895)	(70,005)	(915,306)
Net increase (decrease)	(37,577)	$(555,493)	8,406	$180,193

Small Cap Value Fund 41

	SIX MONTHS ENDED 8/31/17		YEAR ENDED 2/28/17
Class C	Shares	Amount	Shares	Amount
Shares sold	122,363	$1,814,246	384,215	$5,182,322
Shares issued in connection with
reinvestment of distributions	—	—	3,558	52,084
	122,363	1,814,246	387,773	5,234,406
Shares repurchased	(265,306)	(3,930,320)	(342,634)	(4,451,444)
Net increase (decrease)	(142,943)	$(2,116,074)	45,139	$782,962

	SIX MONTHS ENDED 8/31/17		YEAR ENDED 2/28/17
Class M	Shares	Amount	Shares	Amount
Shares sold	6,553	$105,271	9,073	$138,727
Shares issued in connection with
reinvestment of distributions	—	—	293	4,637
	6,553	105,271	9,366	143,364
Shares repurchased	(7,045)	(112,539)	(11,147)	(158,705)
Net decrease	(492)	$(7,268)	(1,781)	$(15,341)

	SIX MONTHS ENDED 8/31/17		YEAR ENDED 2/28/17
Class R	Shares	Amount	Shares	Amount
Shares sold	13,546	$234,024	23,247	$350,078
Shares issued in connection with
reinvestment of distributions	—	—	307	5,257
	13,546	234,024	23,554	355,335
Shares repurchased	(21,116)	(369,530)	(26,257)	(406,765)
Net decrease	(7,570)	$(135,506)	(2,703)	$(51,430)

	SIX MONTHS ENDED 8/31/17		YEAR ENDED 2/28/17
Class R5	Shares	Amount	Shares	Amount
Shares sold	6,633	$122,702	26,560	$377,441
Shares issued in connection with
reinvestment of distributions	—	—	243	4,383
	6,633	122,702	26,803	381,824
Shares repurchased	(1,896)	(35,152)	(2,330)	(39,210)
Net increase	4,737	$87,550	24,473	$342,614

	SIX MONTHS ENDED 8/31/17		YEAR ENDED 2/28/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	291,597	$5,359,045	1,946,487	$31,105,849
Shares issued in connection with
reinvestment of distributions	—	—	28,198	508,691
	291,597	5,359,045	1,974,685	31,614,540
Shares repurchased	(476,666)	(8,747,550)	(565,746)	(9,335,921)
Net increase (decrease)	(185,069)	$(3,388,505)	1,408,939	$22,278,619

42 Small Cap Value Fund

	SIX MONTHS ENDED 8/31/17		YEAR ENDED 2/28/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,451,808	$63,057,264	4,688,181	$77,216,313
Shares issued in connection with
reinvestment of distributions	—	—	89,697	1,613,646
	3,451,808	63,057,264	4,777,878	78,829,959
Shares repurchased	(5,313,069)	(97,078,150)	(4,295,397)	(68,101,235)
Net increase (decrease)	(1,861,261)	$(34,020,886)	482,481	$10,728,724

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	536	1.8%	$9,659

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 2/28/17	cost	proceeds	income	of 8/31/17
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$33,533,970	$161,109,917	$139,299,062	$223,379	$55,344,825
Putnam Short Term
Investment Fund**	30,472,680	263,517,335	259,966,394	165,054	34,023,621
Total Short-term
investments	$64,006,650	$424,627,252	$399,265,456	$388,433	$89,368,446

* No management fees are charged to Putnam Cash Collateral Pool, LLC). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Small Cap Value Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Small Cap Value Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
57–59 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1LD	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Robert T. Burns
	Vice President and	Denere P. Poulack
	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA069 307754 10/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 27, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: October 27, 2017